Exhibit 10.1

DFC GLOBAL CORP.

SECOND AMENDMENT TO
SECOND AMENDED AND RESTATED
CREDIT AGREEMENT

This SECOND AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT (this “Second Amendment Agreement”) is dated December 31, 2012, and entered into by and among DFC GLOBAL CORP., a Delaware corporation, f/k/a DOLLAR FINANCIAL CORP. (“Holdings”), DOLLAR FINANCIAL GROUP, INC., a New York corporation (“DFG” and together with any entity joined from time to time as a Borrower pursuant to the Credit Agreement referred to below, collectively, the “US Borrowers” and each a “US Borrower”), NATIONAL MONEY MART COMPANY, an unlimited company organized under the laws of the Province of Nova Scotia, Canada (the “NMM”), DOLLAR FINANCIAL U.K. LIMITED, a limited liability company incorporated under the laws of England and Wales with registered number 03701758 (“Dollar UK”), INSTANT CASH LOANS LIMITED, a limited liability company incorporated under the laws of England with a registered number of 02685515 (“ICL” and together with Dollar UK, NMM and any entity joined from time to time as a Borrower pursuant to the Credit Agreement referred to below, collectively, the “Non-US Borrowers” and each a “Non-US Borrower” and the Non-US Borrowers together with the US Borrowers, collectively, the “Borrowers”), any entity joined from time to time as an Additional Borrower or as a Non-Loan Party Borrower pursuant to the Credit Agreement referred to below, WELLS FARGO BANK, NATIONAL ASSOCIATION, a national banking association, as Administrative Agent and as Security Trustee for the Lenders under the Credit Agreement referred to below (in such capacity, the “Administrative Agent”), and the Lenders party hereto, comprising Required Lenders under the Credit Agreement (the “Amendment Lenders”).

RECITALS

WHEREAS, pursuant to that certain Second Amended and Restated Credit Agreement dated as of March 3, 2011, by and among Holdings, the Borrowers, the Lenders, the Administrative Agent and various other parties thereto, as amended by a First Amendment to Second Amended and Restated Credit Agreement dated December 23, 2011 (as amended, restated, supplemented or otherwise modified form time to time, the “Credit Agreement”), the Lenders agreed, inter alia, to extend various credit facilities to the Borrowers. Capitalized terms used herein without duplication shall have the same meanings set forth in the Credit Agreement.

WHEREAS, the Borrowers have requested and the Administrative Agent and the Amendment Lenders have agreed, upon the terms and subject to the conditions set forth herein, to those certain amendments and modifications to the Credit Agreement set forth herein.

NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, and for other credit accommodations given or to be given to the Borrowers by the Lenders from time to time, the parties hereto agree as follows:

1. Amendment to Section 1.1 of the Credit Agreement. The following definitions are hereby added to Section 1.1 of the Credit Agreement to read in its entirety as follows:

“Consolidated SPE”: an SPE which, pursuant to GAAP, is required to be consolidated with the other Group Members in the calculation of any financial covenant set forth in Section 7.1 hereof

“Consolidated SPE Financing”: Any Non-Recourse CLP Financing in which the “SPE” is a “Consolidated SPE” and for which the Administrative Agent has received an opinion of legal counsel to the Group Members, in form and substance reasonably satisfactory to the Administrative Agent, opining as to both the entity’s status as an SPE and the financing’s status as a Non-Recourse CLP Financing.

“Consolidated SPE Indebtedness”: Indebtedness incurred by a Consolidated SPE pursuant to a Consolidated SPE Financing.

2. Amendment to Section 7.1 of the Credit Agreement. Section 7.1 of the Credit Agreement is hereby amended by adding the following sentence at the end of such Section:

“Notwithstanding the consolidation of any Consolidated SPE with the Group Members, for purposes of calculating each of the financial covenants set forth in this Section 7.1 the effects of any Consolidated SPE Financing shall be excluded from such calculations.”

3. Amendment to Section 7.2 of the Credit Agreement. Section 7.2 of the Credit Agreement is hereby amended by adding the following sentence at the end of such Section:

“In addition to the other restrictions set forth in Section 7.2 above, and notwithstanding any provision of Section 7.2 which would otherwise permit the incurrence of Indebtedness by any Consolidated SPE, the Borrowers shall not permit any Consolidated SPE to incur any Indebtedness other than Consolidated SPE Indebtedness, and Consolidated SPEs may incur Consolidated SPE Indebtedness but only to the extent that the aggregate principal amount of all Consolidated SPE Indebtedness outstanding does not exceed $250,000,000 following such incurrence.”

4. Representations and Warranties. Each of the Loan Parties hereby represents and warrants to the Administrative Agent and the Lenders that: (a) the representations and warranties set forth in the Credit Agreement and Loan Documents to which they are party are true and correct in all material respects as of the date hereof, except those representations and warranties made as of a date certain which remain true and correct in all material respects as of such date (b) after giving effect to the amendments provided in this Second Amendment Agreement, there is no Default or Event of Default under the Credit Agreement; (c) each Loan Party has the corporate, limited liability company power or other power necessary to execute, deliver this Second Amendment Agreement, to the extent each is a party thereto; and (d) the execution, delivery and performance of this Second Amendment Agreement have been duly authorized by the applicable governing body of each Loan Party, and when executed, this Second Amendment Agreement will constitute the valid, binding and enforceable obligations of each Loan Party subject to applicable bankruptcy, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity.

5. No Consent or Waiver. Nothing in this Second Amendment Agreement nor any communication between the Administrative Agent, any Lender, any Group Member or any of their respective officers, agents, employees or representatives shall be deemed to constitute a waiver of: (a) any Default or Event of Default, including, without limitation, an Default or Event of Default arising as a result of the foregoing representation proving to be false or incorrect; or (b) any rights or remedies which the Administrative Agent or any Lender has against any Group Members under the Credit Agreement or any other Loan Document and/or applicable law, with respect to any such Default or Event of Default.

6. Further Agreements and Representations. Each of the Loan Parties hereby, jointly and severally:

(a) ratifies, confirms and acknowledges that the Credit Agreement, as amended hereby, and all other Loan Documents to which it is party continue to be valid, binding and in full force and effect as of the date hereof, and enforceable in accordance with their terms subject to applicable bankruptcy, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity;

(b) covenants and agrees to perform all of their respective obligations under the Credit Agreement, as amended hereby, and all other Loan Documents to which it is party;

(c) acknowledges and agrees that as of the date hereof, no Loan Party has any defense, set-off, counterclaim or challenge against the payment of any sums owing to the Administrative Agent or the Lenders or the enforcement of any of the terms of the Credit Agreement, as amended hereby, or any of the other Loan Documents to which it is party;

(d) acknowledges and agrees that all Loans presently or hereafter outstanding under the Loan Documents shall continue to be secured by the Collateral granted by it;

(e) acknowledges and agrees that this Second Amendment Agreement does not constitute a novation of the Loans;

(f) ratifies, confirms and continues all rights and remedies granted by the Loan Parties to the Administrative Agent and the Lenders in the Loan Documents to which it is party; and

(g) ratifies and confirms all waivers made by the Loan Parties in the Loan Documents to which it is party.

7. Conditions to Effectiveness of this Second Amendment Agreement. The Administrative Agent’s and the Amendment Lenders’ obligations hereunder are conditioned upon the satisfaction by the Loan Parties of the following conditions precedent:

(a) receipt by the Administrative Agent of this Second Amendment Agreement, duly executed by each of the Loan Parties and Required Lenders; and

(b) receipt by the Administrative Agent of such additional agreements, instruments, documents, writings and actions as the Administrative Agent and the Amendment Lenders may reasonably request.

8. Miscellaneous.

(a) No reference to this Second Amendment Agreement need be made in the Credit Agreement or in any other Loan Document.

(b) This Second Amendment Agreement shall bind and inure to the benefit of the parties hereto and their respective heirs, executors, administrators, successors and assigns; provided, however, that no Loan Party shall assign its rights or obligations under this Second Amendment Agreement.

(c) This Second Amendment Agreement shall be governed by and construed in accordance with the laws of the State of New York without reference to the choice of law doctrine of the State of New York.

(d) This Second Amendment Agreement may be executed in any number of counterparts with the same effect as if all the signatures on such counterparts appeared on one document and each such counterpart shall be deemed an original. Any signature on this Second Amendment Agreement, delivered by any party by electronic transmission shall be deemed to be an original signature thereto.

(e) To the extent of any inconsistency between the terms and conditions of this Second Amendment Agreement and the terms and conditions of the Loan Documents, the terms and conditions of this Second Amendment Agreement shall prevail. All terms and conditions of the Credit Agreement and any other Loan Documents not inconsistent herewith shall remain in full force and effect.

(f) This Second Amendment Agreement is the entire agreement between the parties relating to the subject matter hereof, incorporates or rescinds all prior agreements and understandings between the parties hereto relating to the subject matter hereof, cannot be changed or terminated orally or by course of conduct, and shall be deemed effective as of the date it is accepted by the Administrative Agent.

(g) Except as expressly set forth herein, neither the execution, delivery or performance of this Second Amendment Agreement, nor anything contained herein, shall be construed as or shall operate as a course of conduct, course of dealing or a consent to or waiver of any provision of, or any right, power or remedy of the Administrative Agent or any Lender under, the Credit Agreement, any Loan Document or the agreements and documents executed in connection therewith.

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IN WITNESS WHEREOF, the parties hereto have caused this Second Amendment to second Amended and Restated Credit Agreement to be duly executed as of the date first above written.

DFC GLOBAL CORP. f/k/a DOLLAR FINANCIAL CORP.
By: /s/ Randy Underwood

Name: Randy Underwood Title: Executive Vice President and Chief Financial Officer
DOLLAR FINANCIAL GROUP, INC.
By: /s/ Randy Underwood

Name: Randy Underwood Title: Executive Vice President and Chief Financial Officer
NATIONAL MONEY MART COMPANY
By: /s/ Randy Underwood

Name: Randy Underwood Title: Executive Vice President and Chief Financial Officer
DOLLAR FINANCIAL U.K. LIMITED
By: /s/ Randy Underwood

Name: Randy Underwood Title: Director
INSTANT CASH LOANS LIMITED
By: /s/ Randy Underwood

Name: Randy Underwood Title: Director

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent, as Security
Trustee, and as a Lender
By:	/s/ Matthew Siefer
Name: Matthew Siefer
Title Senior Vice President

Bank of Montreal,
as a Lender
By: /s/ Richard Eldridge
Name: Richard Eldridge
Title: Director, Corporate Finance
Barclays Bank PLC,
as a Lender
By: /s/ Alycia Borys
Name: Alycia Borys
Title: Vice President
Credit Suisse AG, Cayman Islands Branch,
as a Lender
By: /s/ Doreen Barr
Name: Doreen Barr
Title: Director
By: /s/ Michael Spaight
Name: Doreen Barr
Title: Associate

DEUTSCHE BANK AG, NEW YORK BRANCH,
as a Lender
By: /s/ Evelyn Thierry
Name: Evelyn Thierry
Title: Director
By: /s/ Courtney E. Meehan
Name: Courtney E. Meehan
Title: Vice President
NOMURA INTERNATIONAL PLC,
as a Lender
By: /s/ Sean P. Kelly
Name: Sean P. Kelly
Title: Managing Director
U.S. Bank National Association,
as a Lender
By: /s/ Stephen H. Smith
Name: Stephen H. Smith
Title: Vice President
ACKNOWLEDGMENT OF AND CONSENT AND AGREEMENT TO SECOND AMENDMENT TO SECOND AMENDED AND RESTATED
CREDIT AGREEMENT

December 31, 2012

Each of the undersigned (each a “Guarantor”) hereby: (a) consent to the terms of the foregoing Second Amendment to Second Amended and Restated Credit Agreement (the “Second Amendment Agreement”), and ratify, affirm, reaffirm and confirm all provisions of each Loan Document to which such Guarantor is a party (as to any Guarantor, the “Guarantor Documents”), including, but not limited to, any jury trial waivers contained therein; (b) certifies that: (i) the Guarantor Documents to which it is a party secures all Obligations described therein; (ii) as of the date hereof, there exists no defenses, offsets or counterclaims to such Guarantor’s obligations under the related Guarantor Documents; and (iii) as of the date hereof, no defaults exist under any such Guarantor Documents; and (c) remise, release, acquit, satisfy and forever discharge the Agent and the Lenders, their agents, employees, officers, directors, attorneys and all others acting on behalf of or at the direction of the Agent and the Lenders (“Releasees”), of and from any and all manner of actions, causes of action, suit, debts, accounts, covenants, contracts, controversies, agreements, variances, damages, judgments, claims and demands whatsoever, in law or in equity, which any of such parties ever had, now has or, to the extent arising from or in connection with any act, omission or state of facts taken or existing on or prior to the date hereof, may have after the date hereof against the Releasees, arising from the Credit Agreement and the transactions contemplated thereby through the date hereof. Without limiting the generality of the foregoing, the Guarantors’ waive and affirmatively agree not to allege or otherwise pursue any defenses, affirmative defenses, counterclaims, claims, causes of action, setoffs or other rights it does, shall or, to the extent arising from or in connection with any act, omission or state of facts taken or existing on or prior to the date hereof, may have as of the date hereof arising from the Credit Agreement and the transactions contemplated thereby, including, but not limited to, the rights to contest any conduct of the Agent and the Lenders or other Releasees pursuant thereto on or prior to the date hereof. Capitalized terms used above, but not defined herein, shall have the meanings given to such terms under the Second Amendment Agreement.

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IN WITNESS WHEREOF, each Guarantor has caused this Acknowledgment of and Consent and Agreement to Second Amendment to Second Amended and Restated Credit Agreement to be executed by its duly authorized officer as of the date first written above.

DFC GLOBAL CORP.
DOLLAR FINANCIAL GROUP, INC.
DOLLAR FINANCIAL U.S., INC.
DEALERS’ FINANCIAL HOLDINGS, INC.
DFG CANADA, INC.
DFG INTERNATIONAL, INC.
DFG WORLD, INC.
MONETARY MANAGEMENT OF CALIFORNIA, INC.
CHECK MART OF FLORIDA, INC.
FINANCIAL EXCHANGE COMPANY OF OHIO, INC.
MONETARY MANAGEMENT OF MARYLAND, INC.
DEALERS’ FINANCIAL SERVICES, LLC
CHECK MART OF LOUISIANA, INC.
MONEY MART EXPRESS, INC.
CHECK MART OF NEW MEXICO, INC.
LOAN MART OF OKLAHOMA, INC.
CHECK MART OF PENNSYLVANIA, INC.
FINANCIAL EXCHANGE COMPANY OF PITTSBURGH, INC.
FINANCIAL EXCHANGE COMPANY OF PENNSYLVANIA, INC.
PACIFIC RING ENTERPRISES, INC.
FINANCIAL EXCHANGE COMPANY OF VIRGINIA, INC.
MONEYMART, INC.

By: /s/ Randy Underwood
Name: Randy Underwood
Title: Executive Vice President
and Chief Financial Officer

DOLLAR FINANCIAL U.K. LIMITED
INSTANT CASH LOANS LIMITED

By: /s/ Randy Underwood
Name: Randy Underwood
Title: Director

NATIONAL MONEY MART COMPANY
656790 B.C. LTD.
MONEY MART CANADA INC.

MONEY CARD CORP.
ADVANCE CANADA INC.

By: /s/ Randy Underwood
Name: Randy Underwood
Title: Executive Vice President and
Chief Financial Officer

DOLLAR FINANCIAL LUXEMBOURG

By: /s/ Roy W. Hibberd
Name: Roy W. Hibberd
Title: Director